UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A/A
(Amendment No.  1)

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AMENDED IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders
	DATE:	Tuesday, June 12, 2012
	TIME:	at 10:00 a.m. (local time)
	LOCATION:	11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/IAIC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/IAIC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, prior to June 1, 2012.

you may enter your voting instructions at https://www.iproxydirect.com/IAIC until 11:59 pm eastern time June 11, 2012.

The purposes of this meeting are as follows:

1. To elect four directors to serve terms expiring at the 2013 Annual Meeting.
2. To ratify the appointment of Reznick Group, P.C. an independent registered public accounting firm, as the company’s independent registered public accountants for the fiscal year ending December 31, 2012.
3. to approve an amendment to the 2006 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to the plan by 1,000,000 shares.
4. to consider any other business that is properly presented at the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet.
Follow the instructions above to view the materials and vote or request printed copies.
Only shareholders of record at the close of business on April 23, 2012 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2, AND 3.

Please note – This is not a Proxy Card - you cannot vote by returning this card

THIS IS AN AMENDED IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.  THE FOLLOWING HAS BEEN AMENDED:  TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS, PLEASE MAKE YOUR REQUEST PRIOR TO JUNE 1, 2012; AND THE DATE BY WHICH YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://IPROXYDIRECT/IAIC IS 11:59 PM EASTERN TIME JUNE 11, 2012.